UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM
8
-
K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2023

GLOBAL CLEAN ENERGY HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State of Incorporation)

000-12627	87-0407858
(Commission File Number)	(I.R.S. Employer Identification No.)

2790 Skypark Drive, Suite 105, Torrance, California	90505
(Address of Principal Executive Offices)	(Zip Code)

(310) 641-4234
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8
-
K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a - 12 under the Exchange Act (17 CFR 240.14a - 12).

☐	Pre-commencement communications pursuant to Rule 14d - 2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities
Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company
☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 7.01.

Regulation FD Disclosure
.

On November 15, 2023, Global Clean Energy Holdings, Inc. (the “Company”) issued a press release announcing key advancements to accelerate adoption of its Camelina sativa in areas with higher use of two key herbicide groups, Group 2 and Group 14.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

In accordance with General Instruction B.2 of Form 8-K, the information contained in this Current Report on Form 8-K under Item 7.01 and set forth in the attached Exhibit 99.1 is deemed to be “furnished” solely pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 9.01

Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release of Global Clean Energy Holdings, Inc., dated November 15, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 15, 2023	By:	/s/ Nikhil Vasa
Nikhil Vasa
Chief Financial Officer